UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): June 29, 2007

MORGAN STANLEY CAPITAL I INC.
(Exact name of registrant as specified in its charter)

Delaware	333-130684	13-3291626
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1585 Broadway, 2nd Floor, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

(212) 761-4700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b)

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Section 8  Other Events.

Item 8.01.  Other Events.

On June 29, 2007, Morgan Stanley Capital I, Inc., (the “Company”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of June 1, 2007 (the “Pooling and Servicing Agreement”), among the Company, as depositor, Wells Fargo Bank, National Association, as master servicer and securities administrator and LaSalle Bank National Association, as trustee and custodian of Morgan Stanley Mortgage Loan Trust 2007-11AR (the “MSM 2007-11AR Mortgage Loan Trust”), Mortgage Pass-Through Certificates, Series 2007-11AR (the “Certificates”).  The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.  Certain classes of the Certificates, designated as Class 1-A-1, Class 1-A-2, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6, Class 2-A-7, Class 2-A-8, Class 2-X, Class B-1, Class B-2, Class B-3, and Class A-R Certificates (collectively, the “Publicly-Offered Certificates”) were registered under the Registrant’s registration statement on Form S-3 (Registration No. 333-130684).  The Publicly-Offered Certificates were sold to Morgan Stanley & Co. Incorporated  (the “Underwriter”), pursuant to an underwriting agreement dated as of June 26, 2007 (the “Underwriting Agreement”), between the Registrant, and the Underwriter.  The Underwriting Agreement is annexed hereto as Exhibit 99.2.  In connection with the Pooling and Servicing Agreement and the Underwriting Agreement, a tax opinion, dated June 29, 2007 (the “Tax Opinion”), was issued by Sidley Austin LLP.  The Tax Opinion is annexed hereto as Exhibit 99.3.  The remaining of the classes of Certificates, designated as Class B-4, Class B-5, Class B-6, Class P, Class 1-L-IO and Class 2-L-IO Certificates (collectively the “Privately Offered Certificates”), were sold to the Underwriter pursuant to a certificate purchase agreement dated as of June 29, 2007 (the “Certificate Purchase Agreement”).

Certain of the mortgage loans backing the Publicly-Offered Certificates (the “MSM Mortgage Loans”) were acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC. (“MSMCH”) as seller pursuant to a Mortgage Loan Purchase Agreement dated as of June 1, 2007 (the “MSMCH Mortgage Loan Purchase Agreement”). The MSMCH Mortgage Loan Purchase Agreement is annexed hereto as Exhibit 99.4.

Certain of the mortgage loans were acquired from First National Bank of Nevada (“FNBN”) pursuant to a certain Second Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of April 1, 2006 (the “FNBN Purchase Agreement”), as amended by the Assignment, Assumption and Recognition Agreement dated as of June 1, 2007 among the Registrant, MSMCH, FNBN and the Trustee (the “FNBN Assignment Agreement”).  The FNBN Assignment Agreement is annexed hereto as Exhibit 99.5a and the FNBN Purchase Agreement is annexed hereto as Exhibit 99.5b.

Certain of the mortgage loans were acquired from Wachovia Mortgage Corporation (“Wachovia”) pursuant to a certain First Amended and Restated Seller’s Purchase, Warranties and Servicing Agreement dated as of June 1, 2006 (the “Wachovia Servicing-Retained Purchase Agreement”), as supplemented by the Amended and Restated Regulation AB Compliance Addendum (the “Wachovia Reg AB Addendum”), dated as of April 17, 2006, as amended by the Assignment, Assumption and Recognition Agreement dated as of June 1, 2007 among the Registrant, MSMCH, Wachovia, the Master Servicer and the Trustee (the “Wachovia Servicing-

Retained Assignment Agreement”).  The Wachovia Servicing-Retained Assignment Agreement is annexed hereto as Exhibit 99.6a, the Wachovia Reg AB Addendum is annexed hereto as Exhibit 99.6b and the Wachovia Servicing-Retained Purchase Agreement is annexed hereto as Exhibit 99.6c.

Certain of the mortgage loans were acquired from Wachovia pursuant to a certain Seller’s Purchase, Warranties and Interim Servicing Agreement, dated as of February 28, 2005 (the “Wachovia February Purchase Agreement”) and a certain First Amended and Restated Seller’s Purchase, Warranties and  Interim Servicing Agreement, dated as of June 1, 2006 (the “Wachovia June Purchase Agreement”), each as amended by the Assignment, Assumption and Recognition Agreement dated as of June 1, 2007 among the Registrant, MSMCH, Wachovia, the Master Servicer and the Trustee (the “Wachovia Servicing-Released Assignment Agreement”).  The Wachovia Servicing-Released Assignment Agreement is annexed hereto as Exhibit 99.7a, the Wachovia February Purchase Agreement is annexed hereto as Exhibit 99.7b and the Wachovia June Purchase Agreement is annexed hereto as Exhibit 99.7c.

Certain of the mortgage loans were acquired from Wilmington Finance, Inc. (“Wilmington”) pursuant to a certain Mortgage Loan Purchase and Warranties Agreement, dated as of November 1, 2006 (the “Wilmington Purchase Agreement”), as amended by the Assignment, Assumption and Recognition Agreement dated as of June 1, 2007 among the Registrant, MSMCH, Wilmington and the Trustee (the “Wilmington Assignment Agreement”).  The Wilmington Assignment Agreement is annexed hereto as Exhibit 99.8a and the Wilmington Purchase Agreement is annexed hereto as Exhibit 99.8b.

Certain of the mortgage loans for which MSMCH owns the servicing rights are serviced by GMAC Mortgage, LLC (“GMACM”) (as successor by merger to GMAC Mortgage Corporation) pursuant to a First Amended and Restated Servicing Agreement dated January 1, 2006 (the “GMACM Servicing Agreement”), as amended by the Assignment, Assumption and Recognition Agreement dated as of June 1, 2007 among the Registrant, MSMCH, GMACM, the Master Servicer and the Trustee (the “GMACM Assignment Agreement”).  The GMACM Assignment Agreement is annexed hereto as Exhibit 99.9a and the GMACM Servicing Agreement is annexed hereto as Exhibit 99.9b.

Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Section 9  Financial Statements and Exhibits.

Item 9.01  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Exhibits:                                                                                                                                                                                              Page:

Exhibit 99.1
Pooling and Servicing Agreement, dated as of June 1, 2007, among Morgan Stanley Capital I, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and as securities administrator and LaSalle Bank National Association, as trustee and custodian.

Exhibit 99.2	Underwriting Agreement, dated as of June 26, 2007, between Morgan Stanley & Co. Incorporated and Morgan Stanley Capital I, Inc.

Exhibit 99.3	Sidley Austin LLP Tax Opinion dated June 29, 2007.

Exhibit 99.4	MSMCH Mortgage Loan and Purchase Agreement, dated as of June 1, 2007, between Morgan Stanley Mortgage Capital Inc. and Morgan Stanley Mortgage Capital Holdings LLC.

Exhibit 99.5a
FNBN Assignment Agreement, dated as of June 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, First National Bank of Nevada, and acknowledged by LaSalle Bank National Association, as trustee.

Exhibit 99.5b	FNBN Purchase Agreement, dated as of April 1, 2006, between Morgan Stanley Capital I Inc. and First National Bank of Nevada.

Exhibit 99.6a
Wachovia Servicing-Retained Assignment Agreement, dated as of June 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Wachovia Mortgage Corporation and acknowledged by LaSalle Bank National Association, as trustee, and Wells Fargo Bank, National Association, as master servicer and as securities administrator.

Exhibit 99.6b	Wachovia Reg AB Addendum, dated as of April 17, 2006, between Morgan Stanley Mortgage Capital Inc. and Wachovia Mortgage Corporation.

Exhibit 99.6c	Wachovia Servicing-Retained Purchase Agreement, dated as of June 1, 2006, between Morgan Stanley Mortgage Capital Inc. and Wachovia Mortgage Corporation.

Exhibit 99.7a
Wachovia Servicing-Released Assignment Agreement, dated as of June 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Wachovia Mortgage Corporation, and acknowledged by LaSalle Bank National Association, as trustee.

Exhibit 99.7b	Wachovia February Purchase Agreement, dated as of February 28, 2005, between Morgan Stanley Mortgage Capital Inc. and Wachovia Mortgage Corporation.

Exhibit 99.7c	Wachovia June Purchase Agreement, dated as of June 1, 2006, between Morgan Stanley Mortgage Capital Inc. and Wachovia Mortgage Corporation.

Exhibit 99.8a
Wilmington Assignment Agreement, dated as of June 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Wilmington Finance, Inc., and acknowledged by LaSalle Bank National Association, as trustee.

Exhibit 99.8b	Wilmington Purchase Agreement, dated as of November 1, 2006, between Morgan Stanley Mortgage Capital Inc. and Wilmington Finance, Inc.

Exhibit 99.9a
GMACM Assignment Agreement, dated as of June 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, GMAC Mortgage, LLC and LaSalle Bank National Association, as trustee, and acknowledged by Wells Fargo Bank, National Association, as master servicer and as securities administrator.

Exhibit 99.9b	GMACM Servicing Agreement, dated as of January 1, 2006, between Morgan Stanley Mortgage Capital Inc. and GMAC Mortgage Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:   November 30, 2007

MORGAN STANLEY CAPITAL I INC.

By:	/s/ Valerie Kay
Name: Valerie Kay
Title: Vice President

Exhibit Index

Exhibit Index

Item 601(a) of Regulation S-K	Description	Paper (P) or Electronic (E)
99.1
Pooling and Servicing Agreement, dated as of June 1, 2007, among Morgan Stanley Capital I, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and as securities administrator and LaSalle Bank National Association, as trustee and custodian.

E
99.2	Underwriting Agreement, dated as of June 26, 2007, among Morgan Stanley & Co. Incorporated and Morgan Stanley Capital I, Inc.	E
99.3	Sidley Austin LLP Tax Opinion dated June 29, 2007.	E
99.4	MSMCH Mortgage Loan and Purchase Agreement, dated as of June 1, 2007, between Morgan Stanley Mortgage Capital Inc. and Morgan Stanley Mortgage Capital Holdings LLC.	E
99.5a
FNBN Assignment Agreement, dated as of June 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, First National Bank of Nevada, and acknowledged by LaSalle Bank National Association, as trustee.

E
99.5b	FNBN Purchase Agreement, dated as of April 1, 2006, between Morgan Stanley Capital I Inc. and First National Bank of Nevada.
99.6a
Wachovia Servicing-Retained Assignment Agreement, dated as of June 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Wachovia Mortgage Corporation and acknowledged by LaSalle Bank National Association, as trustee, and Wells Fargo Bank, National Association, as master servicer and as securities administrator.

E
99.6b	Wachovia Reg AB Addendum, dated as of April 17, 2006, between Morgan Stanley Mortgage Capital Inc. and Wachovia Mortgage Corporation.	E

99.6c	Wachovia Servicing-Retained Purchase Agreement, dated as of June 1, 2006, between Morgan Stanley Mortgage Capital Inc. and Wachovia Mortgage Corporation.
99.7a
Wachovia Servicing-Released Assignment Agreement, dated as of June 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Wachovia Mortgage Corporation, and acknowledged by LaSalle Bank National Association, as trustee.

E
99.7b	Wachovia February Purchase Agreement, dated as of February 28, 2005, between Morgan Stanley Mortgage Capital Inc. and Wachovia Mortgage Corporation.	E
99.8a
Wilmington Assignment Agreement, dated as of June 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Wilmington Finance, Inc., and acknowledged by LaSalle Bank National Association, as trustee.

E
99.8b	Wilmington Purchase Agreement, dated as of November 1, 2006, between Morgan Stanley Mortgage Capital Inc. and Wilmington Finance, Inc.	E
99.9a
GMACM Assignment Agreement, dated as of June 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, GMAC Mortgage, LLC and LaSalle Bank National Association, as trustee, and acknowledged by Wells Fargo Bank, National Association, as master servicer and as securities administrator.

E
99.9b	GMACM Servicing Agreement, dated as of January 1, 2006, between Morgan Stanley Mortgage Capital Inc. and GMAC Mortgage Corporation.	E